COMPLETION GUARANTY LOAN

                                SUBORDINATED NOTE

                                          Venetian Casino Resort, LLC
                                          3355 Las Vegas Boulevard South
                                          Room 1C
$25,000,000                               Las Vegas, NV  89109


                                                November 14, 1997

            FOR VALUE RECEIVED, Venetian Casino Resort, LLC, a Nevada limited liability company (the "Maker"), hereby promises to pay to the order of Sheldon
G. Adelson (the "Holder"), his successors, assigns, heirs or legal representatives, at the offices of the Holder c/o Las Vegas Sands, Inc., 3355 Las Vegas Boulevard South, Room 1A, Las Vegas, NV 89109, or at such other place as the holder of this Note shall specify, on November 16, 2005 (or on such later date as the parties shall mutually agree), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, the lesser of (i) Twenty-Five Million Dollars ($25,000,000) and (ii) the aggregate unpaid principal amount of all loans and advances (each an "Advance") made or deemed made by Holder to or on behalf of the Maker as provided in Section 2 of this Note and set forth on Schedule I hereto in accordance with Section 4 hereof, plus, in each case, all interest added to the outstanding principal amount of the Notes pursuant to the terms hereof.

            The Maker promises to pay interest on the outstanding principal amount of this Note in accordance with Section 3 of this Note.

            1. Definitions. Except as provided herein below, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture, dated as of November 14, 1997 (as amended, supplemented or restated, the "Subordinated Note Indenture") by and among the Maker, Las Vegas Sands, Inc. ("LVSI"), certain guarantors named therein and First Union National Bank, as trustee (including any successor trustees, the "Senior Subordinated Note Trustee") whether or not such Indenture is still in effect. The terms defined in this Section 1 shall have the following meanings for all purposes in this Note:

                  1.1 "Adelson Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of November 14, 1997, by and among the Bank Agent, the Mortgage Note Trustee, the Subordinated Note Trustee, the Maker, LVSI, GCCLLC and Sheldon G. Adelson, as amended from time to time in accordance with its terms.

                  1.2 "Advance" shall have the meaning ascribed to such term in the first paragraph of this Note.

                  1.3 "Advance Date" means any date upon which funds are withdrawn from the Guaranty Deposit Account in accordance with Section 2(b) of the Guaranty in order to fund the Company's Obligations, except with respect to any withdrawal which is not deemed an Advance pursuant to Section 2 of this Note.

                  1.4 "Bank Credit Facility" means that certain Credit Agreement, dated as of November 14, 1997, among LVSI and the Maker, as borrowers, the lenders from time to time party thereto (the "Bank Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent (the "Syndication Agent"), and The Bank of Nova Scotia, as administrative agent (the "Administrative Agent"), as amended from time to time in accordance with its terms, and any extension, refinancing, renewal, replacement, substitution or refunding thereof, together with all related documents.

                  1.5 "Capitalized Interest Date" shall have the meaning ascribed to such term in Section 3 of this Note.

                  1.6 "Company" means, collectively, LVSI, the Maker and Grand Canal Shops Mall Construction, LLC ("GCCLLC").

                  1.7 "Event of Default" means an Event of Default under Subordinated Note Indenture.

                  1.8 "Facilities Agreements" means, collectively, the Bank Credit Facility, the Mall Construction Loan Facility, the Mortgage Note Indenture and the Subordinated Notes Indenture.

                  1.9 "Guaranty" means that certain Completion Guaranty, dated as of November 14, 1997, made by Holder in favor of the Bank Agent, the Mall Construction Lender and the Mortgage Note Trustee, as amended from time to time in accordance with its terms.


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

                  1.10 "Guaranty Deposit Account" shall have the meaning ascribed to such term in the Guaranty.

                  1.11 "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of November 14, 1997, among Bank Agent, Mortgage Note Trustee, Mall Construction Lender, Subordinated Note Trustee and The Bank of Nova Scotia, as Intercreditor Agent ("Intercreditor Agent").

                  1.12 "Lender Beneficiaries" means (i) the Administrative Agent, the Syndication Agent and the Bank Lenders under the Bank Credit Facility, (ii) the Mortgage Note Trustee and the holders of the Mortgage Notes,
(iii) the Mall Construction Lender under the Mall Construction Loan Facility,
(iv) the Subordinated Note Trustee and the holders of the Senior Subordinated Notes, (v) the Intercreditor Agent under the Intercreditor Agreement and (vi) the Disbursement Agent under the Disbursement Agreement.

                  1.13 "Maker" shall have the meaning set forth in the first paragraph of this Note.

                  1.14 "Mall Construction Loan Facility" means that certain Credit Agreement, dated as of November 14, 1997, between the Company and GMAC Commercial Mortgage Corporation (the "Mall Construction Lender"), as amended from time to time in accordance with its terms, and any extension, replacement, renewal, substitution, or refunding thereof, together with all related documents.

                  1.15 "Mortgage Note Indenture" means that certain Indenture, dated as of November 14, 1997, by and among the Maker, LVSI, the Mortgage Note Guarantors and the Mortgage Note Trustee, as amended from time to time in accordance with its terms.


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

                  1.16 "Mortgage Note Trustee" means First Trust National Association, in its capacity as trustee under the Mortgage Note Indenture, and any successor trustee under such Mortgage Note Indenture.

                  1.17 "Obligations" shall have the meaning ascribed to such term in the Guaranty.

                  1.18 "Senior Debt" means Senior Debt (as defined in the Subordinated Note Indenture) and all Indebtedness represented by the Senior Subordinated Notes and the Senior Subordinated Note Guaranties (including, without limitation, Obligations due to the Intercreditor Agent and the Disbursement Agent under documents relating to the Mortgage Note Indenture and the Subordinated Note Indenture).

                  1.19 "Subordinated Note Indenture Covenants" shall have the meaning set forth in Section 6 of this Note.

            The provisions of this Section 1 to the contrary notwithstanding, to the extent any term defined in this Note by cross reference to the Subordinated
Note Indenture or the Guaranty is amended, such term shall be deemed likewise amended herein. Such terms shall continue to have the meanings set forth in the Subordinated Note Indenture whether or not the Subordinated Note Indenture remains in effect.

            2. The Note. The Maker hereby acknowledges that the Holder has entered into the Guaranty in order to induce the Lender Beneficiaries to enter into their respective Facilities Agreements, pursuant to which Lender Beneficiaries shall make available to the Maker and certain of its affiliates funds to construct and develop the Casino Resort. The Maker and the Holder hereby agree that each withdrawal from the Guaranty Deposit Account in accordance with the Section 2(b) of the Guaranty in order to pay the Company's Obligations shall be deemed advances by the Holder under this Note for the benefit of the Maker, but only to the extent such withdrawals exceed, in the aggregate, the amount of funds deposited into the Guaranty Deposit Account pursuant to Section 6.2.1(a) of the Disbursement Agreement.

            3. Interest. Interest on the outstanding principal amount, if any, of each Advance shall accrue from and after the Advance Date with respect to such Advance, calculated on the basis of a 360-day year for the actual number of days elapsed, at the rate of fourteen and one-quarter percent (14 1/4%) per annum until paid in full; provided, that interest on any portion of any Advance not paid at maturity shall instead accrue at the rate of sixteen and one-quarter percent (16 1/4%) per annum. On each May 15th and November 15th (each such date shall be referred to herein as a "Capitalized Interest Date") until the maturity of this Note (whether at stated maturity, by acceleration or otherwise), the aggregate amount of interest accrued on the outstanding principal balance of each Advance through and including such Capitalized Interest Date shall be added to the outstanding principal amount of such

Advance on such Capitalized Interest Date. Subject to the provisions in Section 8 hereof and in the Adelson Intercreditor Agreement, all accrued and unpaid interest shall be payable in cash upon maturity of this Note (whether at stated maturity, by acceleration or otherwise) and from time to time thereafter upon demand of the Holder until this Note is paid in full.

            4. At the time of the making of each Advance, if any, the Holder shall make a notation on Schedule I of this Note, specifying the date and the amount of such Advance; provided, however, that a failure to make a notation with respect to any Advance shall not limit or otherwise affect the obligation of the Maker hereunder and recognition of payment of principal or interest on this Note shall not be affected by the failure to make a notation on said
Schedule I. If necessary to evidence an extension of the payment date or any other change in the provisions of this Note agreed to in writing by the Maker and the Holder, the Maker shall furnish a new note in substitution for this Note. The first notation made by the Holder on the advance schedule attached to the replacement Note shall be the most recent aggregate outstanding principal balance appearing on the advance schedule attached to the replaced note.

            5. Prepayments. To the extent expressly permitted under the Facilities Agreements and the Adelson Intercreditor Agreement, the Maker shall have the right from time to time to prepay this Note, in whole or in part, together with accrued interest on the amount prepaid to the date of prepayment without penalty or premium.


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

            6. Incorporation by Reference. The covenants of the Maker set forth in Articles 4 and 5 of the Subordinated Note Indenture (the "Subordinated
Note Indenture Covenants") are hereby incorporated in this Note by reference for the benefit of the Holder, and are made a part hereof as if herein set forth at length, mutatis mutandis, provided, that where applicable, (i) Note shall be substituted for "Senior Subordinated Notes", (ii) Maker shall be substituted for "Issuers" and (iii) Holder shall be substituted for "Paying Agent" and "Senior Subordinated Note Trustee". The foregoing to the contrary notwithstanding, to the extent any Subordinated Note Indenture Covenant is amended or waived after the effective date of such amendment or waiver, such Subordinated Note Indenture Covenant shall be deemed amended or waived for all purposes of this Note.

            7.    Unconditional Obligations; Fees; Waivers, Etc.

                  7.1 The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

                  7.2 The Holder's rights to institute any action or enforce any rights under this Note shall, in all cases, be subject to the limitations set forth in the Adelson Intercreditor Agreement.

                  7.3 Subject to Section 7.2, if the holder of this Note shall institute any action to enforce the collection of principal of and/or interest on this Note, there shall be immediately due and payable from the Maker, in addition to the then unpaid principal amount of and interest on this Note, all reasonable costs and expenses incurred by the holder of this Note in connection therewith, including reasonable attorneys' fees and disbursements.

                  7.4 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default. No single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

                  7.5 This Note may not be modified or discharged orally, but only in writing duly executed by the holder hereof.

                  7.6 The Maker hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

            8.    Subordination.

                  8.1 Subordination Agreement. Notwithstanding any provision to the contrary set forth herein, the Holder and the Maker agree that the payment of principal of and interest on this Note, and any other amounts payable with respect thereto, is subordinated to the prior payment in full (whether at maturity, by prepayment, by acceleration or otherwise) of any and all Senior Debt, and agree that, except as permitted under Section 5, no payment of, on, or on account of the indebtedness so subordinated shall be made unless and until all payments of principal, interest or amounts otherwise payable with respect to all Senior Debt have been paid in full in cash or cash equivalents. Except as permitted under Section 5, the Holder further agrees not to demand, receive or accept any such payment until all Senior Debt has been paid in full in cash or cash equivalents.

            In the event that, notwithstanding the foregoing provisions, any payment shall be received by the Holder on account of principal of or interest on or other amounts payable with respect to this Note in contravention of the foregoing provisions, such payment shall be held in trust for the benefit of and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to the Intercreditor Agent, as agent for the holders of the Senior Debt, for application to the payment of the Senior Debt until all such Senior Debt shall have been paid in full; provided that, if at such time the Holder shall have been advised by the Intercreditor Agent that all Indebtedness under the Bank Credit Facility, the Mortgage Notes and the Mall Construction Loan Facility (collectively, the "Senior Secured Debt") has been paid in full, then such payment shall be held for the benefit of and shall be paid over to the Subordinated Note Trustee as representative of the holders of the Senior Subordinated Notes for application to the payment of such Senior Subordinated Notes until all such Senior Subordinated Notes shall have been paid in full.

                  8.2 Dissolution, Etc. In the event of any dissolution, winding-up, liquidation or reorganization of the Maker (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Maker or otherwise):

                        (a) the holders of the Senior Debt shall be entitled to receive payments in full in cash or cash equivalents of all such Senior Debt (including interest accruing on such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not a claim for such interest is an allowed claim in such case or proceeding) before the Holder is entitled to receive any payment on account of the principal of or interest on or any other amounts payable in respect of this Note;

                        (b) any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the subordination provisions set forth herein, shall be paid by the Maker, or any receiver, trustee in bankruptcy, liquidating trustee or agent or other person making such payment or distribution directly to the Intercreditor Agent, as agent for the holders of the Senior Debt, to the extent necessary to make payment in full in cash or cash equivalents of all Senior Debt remaining unpaid; and

                        (c) in the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Maker of any kind or character shall be received by the Holder on account of principal of or interest on or other amounts payable in respect of this Note before all Senior Debt (including, as applicable, interest accruing on, or original issue discount accreting with respect to, such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not such interest is an allowed claim in such case or proceeding) are paid in full in cash and cash equivalents, or effective provision is made for their payment, such payment or distribution shall be received in trust and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to the Intercreditor Agent, as collateral agent for the holders of the Senior Debt, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full; provided that, if at such time the Holder shall have been advised by the Intercreditor Agent that all Senior Secured Debt has been paid in full, then such payment or distribution shall be received and paid over to the Subordinated Note Trustee as representative of the holders of the Senior Subordinated Notes for application to the payment of such Senior Subordinated Notes until all such Senior Subordinated Notes shall have been paid in full in cash or cash equivalents.

            The consolidation of the Maker with, or the merger of the Maker into, another entity in accordance with the provisions of Article 5 of the Subordinated Note


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

Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for purpose of these subordination provisions.

                        (d) Notwithstanding anything to the contrary set forth herein, the rights of the Holder under this Note are hereby made expressly subject to the terms and provisions of the Adelson Intercreditor Agreement. Any assignee of, or successor to, the interest of the Holder under this Note shall agree to become bound by the terms of the Adelson Intercreditor Agreement.

                  8.3 Subrogation. Subject to the payment in full in cash or cash equivalents of all Senior Debt, the Holder shall be subrogated to the rights of the holders of the Senior Debt (except that the Holder shall not be subrogated to the position of a secured creditor until the payment in full of all Senior Debt), or their respective representatives, to receive payments or distributions of assets of the Maker applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Debt, or their respective representatives, as the case may be, by or on behalf of the Maker or by or on behalf of the Holder, which otherwise would have been made to the Holder shall, as between the Maker and its creditors, be deemed to be payment by the Maker to or on account of the holders of the Senior Debt, or their respective representatives, as the case may be, it being understood that these subordination provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Debt and their respective representatives, on the other hand.


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

                  8.4 Obligation to Pay Unconditional. Except as expressly provided herein, nothing is intended to or shall impair, as between the Maker and the Holder, the obligation of the Maker, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms.

            9.    Events of Default.

                  9.1 Subject to the provisions of Sections 7.2 and 9.2 hereof, upon the happening of an Event of Default, and while such Event of Default is continuing, the Holder may, by written notice to the Maker and subject to applicable cures and waivers, declare this Note immediately due and payable, whereupon the principal of, the interest on, and any other amount owing under, this Note shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker; provided, that the Holder may not accelerate the obligations under this Note unless the obligations under the Subordinated Note Indenture have been accelerated. Notwithstanding the foregoing, if an Event of Default specified in Section 6.01(i) or (j) of the Subordinated Note Indenture occurs, the principal of, the interest on, and any other amount owing under, this Note shall be due and payable immediately without further action or notice.

                  9.2 The provisions of Section 9.1 to the contrary notwithstanding, in the event an Event of Default under the Subordinated Note Indenture shall be waived or cured, then the related Event of Default under this Note shall be deemed waived or cured, as the case may be, for all purposes of this Note. To the extent the maturity of and payments due under this Note shall have been accelerated as a result of any Event of Default that is deemed waived or cured, such indebtedness shall cease to be accelerated and all terms of this Note shall continue to be in effect as if no acceleration occurred.

            10. Suits for Enforcement and Remedies. Subject to provisions of Sections 7.2 and 9.2 hereof, if any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce the Holder's rights either by suit in equity or by action at law, or both, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Holder. No right or remedy herein or in any other agreement or instrument conferred upon the Holder is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

            11. Notices. All notices, requests, demands and other communications required or delivered under this Note shall be in writing (which shall include notice by facsimile transmission) and shall be deemed to have been made and received when personally served, or when delivered by overnight courier service, expenses prepaid, or, if sent by facsimile, deemed delivered on the date sent if received prior to 5:00 p.m. on such date or deemed to be delivered the day following


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

the date sent if delivered after 5:00 p.m. on the date sent, addressed as set forth below:

            If to Maker:      Venetian Casino Resort, LLC
                              3355 Las Vegas Boulevard South
                              Room 1C
                              Las Vegas, Nevada  89109
                              Attention:  General Counsel
                              Facsimile:  (702) 733-5499

            If to Holder:     Sheldon G. Adelson
                              c/o Las Vegas Sands, Inc.
                              3355 Las Vegas Boulevard South
                              Room 1A
                              Las Vegas, Nevada  89109
                              Attention:
                              Facsimile:  (702) 733-5499

            12.   Miscellaneous.

                  12.1 The holder of this Note shall have no recourse against any member of the Maker.

                  12.2 If any payment hereunder falls due on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day.

                  12.3 The headings of the various Sections of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

                  12.4 The holders of Senior Debt shall be express third party beneficiaries of the provisions of this Note relating to subordination and the deferral or accrual of interest payments and the maturity date of the Notes. No such


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

provisions may be amended without the consent of a majority in principal amount of each class of Senior Debt.

                  12.5 This Note and the obligations of the Maker and the rights of the holder hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed entirely within such State.

                              VENETIAN CASINO RESORT, LLC

                              By:  Las Vegas Sands, Inc., its managing member

                              By: /s/ William Weidner
                                  -------------------
                                  Name:  William Weidner
                                  Title: President


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

Schedule I

ADVANCES AND PAYMENTS OF PRINCIPAL

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|          |               |    Amount of     |                   |            |
|          |   Amount of   |  Principal Paid  |  Unpaid Principal |  Notation  |
|   Date   |    Advance    |   or Prepaid     |      Balance      |   Made by  |
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